EQUITY METHOD INVESTMENTS (FY)	12 Months Ended
Dec. 31, 2019
EQUITY METHOD INVESTMENTS [Abstract]
EQUITY METHOD INVESTMENTS
NOTE 16: EQUITY METHOD INVESTMENTS

Carrier had 30 and 31 uncombined domestic and foreign affiliates as of December 31, 2019 and 2018, respectively. The Business has reflected the results of its historical equity earnings from its equity investments in its Combined Statements of Operations. While the Business retains an ongoing interest in and has significant influence with its equity method investments, the Business does not control these operations directly. Carrier’s ownership interests in equity method investments vary among individual investments but range between 20% and 50%.

Summarized financial information for equity method investments is reflected below.

(dollars in millions)	2019	2018
Current assets	$4,324	$4,123
Noncurrent assets	2,058	1,703
Total assets	6,382	5,826
Current liabilities	2,310	2,204
Noncurrent liabilities	592	445
Total liabilities	2,902	2,649
Total net equity of investees	3,480	3,177

(dollars in millions)	2019	2018	2017
Net sales	$9,622	$9,142	$8,697
Gross profit	1,741	1,673	1,606
Income from continuing operations	578	645	561
Net income	578	645	561

Carrier periodically reviews the carrying value of its investments to determine if there has been an other-than-temporary decline in carrying value. A variety of factors are considered when determining if a decline in carrying value is other than temporary, including, among other factors, the financial condition and business prospects of the investee, as well as Carrier’s intent with regard to the investment. During the Business’ assessment of potential impairment indicators related to its equity method investments during 2019, the Business determined that indicators of impairment existed for a specific investment in its portfolio. The Business performed a valuation of this investment and determined that the fair value was less than its carrying value. As a result, the Business recorded a non-cash pre-tax charge of $108 million in the third quarter of 2019. There were no other material impairments of Carrier’s investments during the historical periods presented.

Carrier sells products to and purchases products from uncombined entities accounted for under the equity method, which are considered to be related parties. During each of the years ended December 31, 2019, 2018 and 2017, Product sales in the Combined Statements of Operations included sales to equity method investees of $1.8 billion, $1.9 billion and $1.9 billion, respectively. During the years ended December 31, 2019, 2018 and 2017, respectively, Cost of products sold in the Combined Statements of Operations included purchases from equity method investees of $368 million, $355 million and $378 million (as corrected from approximately $600 million in both 2018 and 2017). Carrier had receivables from equity method investees of $137 million and $101 million at December 31, 2019 and 2018, respectively. Carrier also had payables to equity method investees of $55 million and $74 million at December 31, 2019 and 2018, respectively. The receivables and payables were included in Account receivable, net and Accounts payable, respectively, on the Combined Balance Sheets.